UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08034

Franklin Real Estate Securities Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle,

One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 4/30

Date of reporting period: 10/31/18

Item 1.	Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Semiannual Report and Shareholder Letter

October 31, 2018

Franklin Real Estate Securities Fund

A SERIES OF FRANKLIN REAL ESTATE SECURITIES TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

The six months ended October 31, 2018, benefited from mostly upbeat economic data as the U.S. job market continued to improve and the unemployment rate declined. During the second and third quarters, U.S. corporate profits rose, supported by healthy economic growth and tax cuts.

In September 2018, the Standard & Poor’s 500® Index (S&P 500®) reached an all-time high, but experienced heightened volatility near period-end due to investor concerns about U.S. Federal Reserve interest-rate policies, higher U.S. Treasury yields, trade tensions, a potentially slower economy and some weaker-than-expected fourth-quarter 2018 revenue guidance. Within this environment, U.S. stocks, as measured by the S&P 500, generated a modest positive total return for the six-month period.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

In addition, Franklin Real Estate Securities Fund’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Edward B. Jamieson

President and Chief Executive Officer –

Investment Management

Franklin Real Estate Securities Trust

This letter reflects our analysis and opinions as of October 31, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Semiannual Report

Franklin Real Estate Securities Fund

This semiannual report for Franklin Real Estate Securities Fund covers the period ended October 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize total return by investing, under normal market conditions, at least 80% of its net assets in equity securities of companies operating in the real estate industry predominantly in the US, including real estate investment trusts (REITs) and companies that derive at least half of their assets or revenues from the ownership, construction, management, operation, development or sale of commercial or residential real estate.1

Performance Overview

The Fund’s Class A shares had a +3.99% cumulative total return for the six months under review. In comparison, the Standard & Poor’s (S&P®) U.S. Property Index, which tracks the investable universe of publicly traded U.S. property companies, had a +6.92% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. economy grew during the six months under review. The economy grew faster in 2018’s second quarter, driven by consumer spending, business investment, exports and government spending, but moderated in the third quarter due to declines in exports and housing investment. The manufacturing and services sectors expanded during the period. The unemployment rate declined from 3.9% in April 2018, as

Portfolio Composition

Based on Total Net Assets as of 10/31/18

reported at the beginning of the six-month period, to a nearly 49-year low of 3.7% at period-end.3 Annual inflation, as measured by the Consumer Price Index, was 2.5% in April 2018, as reported at the beginning of the period, and while it varied during the six months under review, it ended the period at 2.5%.3

1. A REIT is a type of real estate company that is dedicated to owning and usually operating income-producing real estate properties such as apartments, hotels, industrial properties, office buildings or shopping centers. Equity REITs generally receive income from rents received, are generally operated by experienced property management teams and typically concentrate on a specific geographic region or property type.

2. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 14.

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Top 10 Holdings
10/31/18
Company	% of Total
Sector/Industry	Net Assets
Simon Property Group Inc.	8.3%
Retail REITs
Prologis Inc.	6.2%
Industrial REITs
Equity Residential	4.9%
Residential REITs
AvalonBay Communities Inc.	4.0%
Residential REITs
Welltower Inc.	3.6%
Health Care REITs
Host Hotels & Resorts Inc.	3.4%
Hotel & Resort REITs
Digital Realty Trust Inc.	3.2%
Specialized REITs
Alexandria Real Estate Equities Inc.	3.2%
Office REITs
Ventas Inc.	3.2%
Health Care REITs
Boston Properties Inc.	3.0%
Office REITs

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% at its June 2018 meeting and continued to reduce its balance sheet as part of its ongoing plan to normalize monetary policy. In his congressional testimony in July 2018 and at the Fed symposium in August, Fed Chair Jerome Powell reiterated the Fed’s intention to gradually raise interest rates. At its September 2018 meeting, the Fed raised its target range for the federal funds rate 0.25% to 2.00%–2.25%, as widely expected. Furthermore, the Fed raised its forecast for U.S. economic growth in 2018 and 2019 and projected one more rate increase in 2018. Minutes from the Fed’s September meeting (released in October) indicated that a few officials expected monetary policy to become modestly restrictive of economic growth, while some officials seemed to favor increasing the federal funds rate temporarily above what they consider to be its longer-term level to reduce the risk of overshooting the Fed’s inflation objective. In contrast, some officials indicated they would not favor a restrictive policy unless they see clear signs of an overheating economy and rising inflation.

U.S. equity markets rose overall during the period, benefiting from mostly upbeat economic data and better U.S. corporate earnings. However, markets were pressured at certain times during the period by fears of tighter regulation of information technology and technology-related companies, as well as concerns that strong economic growth and rising inflation would lead the Fed to increase its target rate faster than expected. Other factors that curbed investor sentiment were tensions between the U.S. and North Korea earlier in the period, political uncertainties in the U.S., the Trump administration’s protectionist policies, and the potential impact of escalating U.S.-China trade tensions on global growth and corporate earnings. Partially offsetting these concerns were an overall easing of tensions in the Korean peninsula in the latter part of the period, intermittent U.S.-China trade negotiations, an agreement between the U.S. and the European Union to try to reduce trade barriers, and a trade deal between the U.S., Mexico and Canada. After reaching a new all-time high in September 2018, the broad U.S. stock market, as measured by the Standard & Poor’s® 500 Index (S&P 500®), experienced heightened volatility in October amid investor concerns about the Fed’s interest-rate path, rising U.S. Treasury yields, trade, a potentially moderating economy and several big companies’ weaker-than-expected fourth-quarter 2018 revenue guidance. In this environment, the S&P 500 generated a +3.40% total return for the six-month period.2

Investment Strategy

We are research-driven, fundamental investors. Our investment strategy is centered on the belief that unsynchronized economic activity within real estate sectors provides consistent, attractive return opportunities in real estate markets. When selecting investments for the Fund’s portfolio, we use a bottom-up security selection process that incorporates macro-level views in the evaluation process. In our portfolio construction process, we analyze individual stock and real estate market fundamentals and provide regional, property type and company-size perspectives in identifying local cyclical and thematic trends that highlight investment opportunities.

Manager’s Discussion

During the six months under review, stock selection in the regional malls sector supported performance relative to the S&P U.S. Property Index.4 Shares of Simon Property Group, the largest retail real estate landlord in the U.S., owning primarily regional malls and premium outlets, surged over the reporting period. With its portfolio consisting of mostly high

4. Regional mall sector holdings can be found under retail REITs in the SOI.

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quality retail assets in highly dense, affluent locations, Simon benefited from an improvement in retail conditions in 2018, after a difficult prior year that elevated retailer bankruptcies and store closures. Such improvement was evidenced by an acceleration in Simon’s operating metrics, namely growth in portfolio sales-per-square-foot and higher rents from releasing properties. Furthermore, Simon raised its earnings guidance on three occasions during this calendar year. We believe Simon is well capitalized to execute on external growth initiatives going forward, notably a large redevelopment capital expenditure in progress, as well as the repositioning of its suite of former Sears locations.

Although our overweighted allocation to the specialty sector5 detracted overall, the Fund’s investment in American Tower6 enhanced results. American Tower owns and operates approximately 140,000 telecommunications towers globally, of which approximately 40,000 are located in the U.S., representing more than half of total operating profit, and the remainder are located internationally, notably in India and Latin America. American Tower’s primary business is leasing antenna space on multi-tenant towers to wireless service providers as well as radio and television broadcast companies. American Tower performed well over the period, largely due to stronger-than-expected growth in its U.S. business, with organic tenant billings growth accelerating over the past two quarters. The U.S. tower business has continued to benefit from favorable industry tailwinds, such as substantial investment by national wireless operators in their networks to support the significant annual growth rates in U.S. mobile data usage. The demand profile is also supported by the early stages of deployment of spectrum assets for 5G next generation technology. Outside the U.S., growth has accelerated for American Tower, notably in Brazil, Mexico and South Africa.

Other individual contributors over the reporting period included Welltower, one of the largest health care REITs in the U.S. The company focuses on several segments within health care real estate such as hospitals, medical office buildings, senior housing communities and skilled nursing facilities. Despite the prevailing unfavorable operating fundamental trends in the health care property sector, largely due to rising senior housing supply and uncertainties related to future skilled-nursing reimbursement environment, the stock rose significantly, outperforming its peer group.7 This outperformance occurred at the same time as long-term interest rates rising, which has historically had a negative correlation with the performance of health care REITs. Unlike its two large-capitalization peers, Welltower has been active on the investments front as it recently completed a major acquisition of a skilled nursing REIT, Quality Care Properties (not a Fund holding). We believe this transaction will benefit earnings going forward despite near-term weakness in fundamentals for skilled nursing.

Conversely, security selection in the diversified sector detracted from relative performance.8 Shares of Howard Hughes, a major developer of master planned communities located in cities such as Las Vegas, Houston and Columbia, Maryland, declined during the reporting period. The stock performed poorly following weak first-quarter results that were largely due to disappointing quarterly land sales, which we believe tend to be volatile on a quarterly basis. We thought Howard Hughes’ recent results were satisfactory, overall, with the company making continued progress on its main businesses, including its development projects. We believe the company, backed by a strong balance sheet with ample liquidity, remains a long-term growth story and that the stock is attractively valued. Additionally, the company has a growing commercial real estate operating business in Las Vegas, Columbia, New York City and Honolulu, including major development projects in Hawaii, largely pre-sold condominiums, and in New York City’s Seaport District. Nevertheless, we recognize that despite management’s recent efforts to explain the company’s core businesses, Howard Hughes is largely misunderstood among investors. The stock has been volatile recently as it is highly sensitive to housing trends, trading in line with homebuilder stocks, which have remained under pressure.

An overweighting to the homebuilders and land sector9 also hampered results with holdings such as off-benchmark Weyerhaeuser6. Weyerhaeuser is an integrated timber, land and forest products company, owning or controlling more than 13 million acres of timberlands in the U.S. and Canada. From those timberlands, the company harvests trees to produce a variety of softwood lumber and other wood products. In the third quarter of 2018, the confluence of numerous challenging headwinds affecting Weyerhaeuser’s business included severe weather, uncertain trade policy with China that affected its export business, and unusually volatile markets for lumber and oriented strand board, with lumber prices declining 25%, the

5. Specialty sector holdings can be found under office REITs and specialized REITs in the SOI.

6. Not part of the index.

7. Health care property sector holdings can be found under health care REITs in the SOI.

8. Diversified sector holdings can be found under diversified REITs and real estate development in the SOI.

9. Homebuilders and land sector holdings can be found under homebuilding and specialized REITs in the SOI.

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steepest decline on record. Furthermore, the outlook for U.S. housing starts has moderated, following a series of weaker-than-expected housing market data. While appreciating the quality of its portfolio, strength of balance sheet and attractive valuation, we have reduced our position in Weyerhaeuser due to the softening in the company’s fundamental outlook.

Within the specialty sector, our overweighted investment in CoreSite Realty, a high growth, U.S.-focused data center owner and operator, detracted from performance during the reporting period. Much of CoreSite’s underperformance relative to many data center peers and REITs in general occurred during October. Due to higher revenue growth, the company reported positive results that exceeded analyst expectations. Growth rates have decelerated during the past year, however, and leasing volume for the quarter was below the trailing 12-month average. Market participants seemed particularly concerned that rental attrition rose substantially, and the company indicated that attrition could continue at this higher level into 2019. CoreSite’s management also postponed new data center deliveries due to local building permitting and approval delays.

Thank you for your continued participation in Franklin Real Estate Securities Fund. We look forward to serving your future investment needs.

Wilson Magee
Daniel Scher
Murat Sensoy, CFA
Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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Performance Summary as of October 31, 2018

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A3
6-Month	+3.99%	-1.72%
1-Year	-0.12%	-5.63%
5-Year	+36.84%	+5.28%
10-Year	+142.92%	+8.67%

Advisor
6-Month	+4.14%	+4.14%
1-Year	+0.18%	+0.18%
5-Year	+38.59%	+6.74%
10-Year	+149.23%	+9.56%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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FRANKLIN REAL ESTATE SECURITIES FUND

PERFORMANCE SUMMARY

Distributions (5/1/18–10/31/18)

Share Class	Net Investment Income
A	$0.0870
C	$0.0300
R6	$0.1417
Advisor	$0.1265

Total Annual Operating Expenses4

Share Class
A	1.05%
Advisor	0.80%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund’s concentration in real estate securities involves special risks, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments affecting the sector. The Fund’s investments in REITs involve additional risks; since REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Expenses Paid During Period 5/1/18–10/31/18[1,2]	Ending Account Value 10/31/18	Expenses Paid During Period 5/1/18–10/31/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,039.90	$5.04	$1,020.27	$4.99	0.98%
C	$1,000	$1,036.70	$8.88	$1,016.48	$8.79	1.73%
R6	$1,000	$1,042.60	$2.93	$1,022.33	$2.91	0.57%
Advisor	$1,000	$1,041.40	$3.76	$1,021.53	$3.72	0.73%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN REAL ESTATE SECURITIES TRUST

Financial Highlights

Franklin Real Estate Securities Fund

	Six Months Ended October 31, 2018	Year Ended April 30,
	(unaudited)	2018	2017	2016		2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period

Income from investment operations[a]:	$19.64	$22.40	$22.65	$21.49		$19.31	$19.29

Net investment income[b]	0.25	0.37	0.24	0.48	[c]	0.30	0.26

Net realized and unrealized gains (losses)	0.54	(0.79)	0.40	1.05		2.17	— [d]

Total from investment operations	0.79	(0.42)	0.64	1.53		2.47	0.26

Less distributions from:

Net investment income	(0.09)	(0.38)	(0.45)	(0.37)		(0.29)	(0.24)

Net realized gains	—	(1.96)	(0.44)	—		—	—

Total distributions	(0.09)	(2.34)	(0.89)	(0.37)		(0.29)	(0.24)

Net asset value, end of period	$20.34	$19.64	$22.40	$22.65		$21.49	$19.31

Total return[e]	3.99%	(2.66)%	2.92%	7.17%		12.95%	1.49%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.98%	1.11%	1.00%	1.00%		0.99%	1.05%

Expenses net of waiver and payments by affiliates	0.98% [g,h]	1.11% [g,h]	1.00% [g,h]	1.00%	[h]	0.99% [h]	1.04%

Net investment income	2.42%	1.72%	1.04%	2.21%	[c]	1.41%	1.43%

Supplemental data

Net assets, end of period (000’s)	$323,216	$327,085	$333,601	$364,981		$381,925	$303,815

Portfolio turnover rate	8.29%	19.84%	39.66%	24.21%		24.12%	17.04%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.11 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.71%.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

Franklin Real Estate Securities Fund (continued)

	Six Months Ended October 31, 2018	Year Ended April 30,
	(unaudited)	2018	2017	2016		2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$18.77	$21.56	$21.86	$20.75		$18.66	$18.65

Income from investment operations[a]:

Net investment income[b]	0.17	0.20	0.07	0.30	[c]	0.13	0.12

Net realized and unrealized gains (losses)	0.52	(0.77)	0.38	1.02		2.11	— [d]

Total from investment operations	0.69	(0.57)	0.45	1.32		2.24	0.12

Less distributions from:

Net investment income	(0.03)	(0.26)	(0.31)	(0.21)		(0.15)	(0.11)

Net realized gains	—	(1.96)	(0.44)	—		—	—

Total distributions	(0.03)	(2.22)	(0.75)	(0.21)		(0.15)	(0.11)

Net asset value, end of period	$19.43	$18.77	$21.56	$21.86		$20.75	$18.66

Total return[e]	3.67%	(3.43)%	2.14%	6.40%		12.07%	0.73%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.73%	1.86%	1.75%	1.75%		1.74%	1.80%

Expenses net of waiver and payments by affiliates	1.73% [g,h]	1.86% [g,h]	1.75% [g,h]	1.75%	[h]	1.74% [h]	1.79%

Net investment income	1.67%	0.97%	0.29%	1.46%	[c]	0.66%	0.68%

Supplemental data

Net assets, end of period (000’s)	$39,780	$61,867	$72,637	$82,147		$89,328	$68,914

Portfolio turnover rate	8.29%	19.84%	39.66%	24.21%		24.12%	17.04%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.11 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.96%.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN REAL ESTATE SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Real Estate Securities Fund (continued)

	Six Months Ended October 31, 2018	Year Ended April 30,
	(unaudited)	2018	2017	2016		2015	2014[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$19.87	$22.61	$22.83	$21.67		$19.46	$19.30

Income from investment operations[b]:

Net investment income[c]	0.30	0.43	0.35	0.58	[d]	0.41	0.34

Net realized and unrealized gains (losses)	0.55	(0.75)	0.41	1.05		2.19	0.14

Total from investment operations	0.85	(0.32)	0.76	1.63		2.60	0.48

Less distributions from:

Net investment income	(0.14)	(0.46)	(0.54)	(0.47)		(0.39)	(0.32)

Net realized gains	—	(1.96)	(0.44)	—		—	—

Total distributions	(0.14)	(2.42)	(0.98)	(0.47)		(0.39)	(0.32)

Net asset value, end of period	$20.58	$19.87	$22.61	$22.83		$21.67	$19.46

Total return[e]	4.26%	(2.19)%	3.42%	7.66%		13.47%	2.69%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.79%	0.76%	0.55%	0.54%		0.54%	0.57%

Expenses net of waiver and payments by affiliates	0.57% [g]	0.60% [g]	0.55% [g,h]	0.54%	[h]	0.54% [h]	0.56%

Net investment income	2.83%	2.23%	1.49%	2.67%	[d]	1.86%	1.91%

Supplemental data

Net assets, end of period (000’s)	$3,663	$3,794	$2,422	$104,392		$106,725	$97,224

Portfolio turnover rate	8.29%	19.84%	39.66%	24.21%		24.12%	17.04%

aFor the year May 1, 2013 (effective date) to April 30, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.11 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.17%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN REAL ESTATE SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Real Estate Securities Fund (continued)

	Six Months Ended October 31, 2018	Year Ended April 30,
	(unaudited)	2018	2017	2016		2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$19.85	$22.59	$22.83	$21.67		$19.46	$19.43

Income from investment operations[a]:

Net investment income[b]	0.28	0.44	0.30	0.54	[c]	0.33	0.29

Net realized and unrealized gains (losses)	0.55	(0.81)	0.41	1.04		2.23	0.03

Total from investment operations	0.83	(0.37)	0.71	1.58		2.56	0.32

Less distributions from:

Net investment income	(0.13)	(0.41)	(0.51)	(0.42)		(0.35)	(0.29)

Net realized gains	—	(1.96)	(0.44)	—		—	—

Total distributions	(0.13)	(2.37)	(0.95)	(0.42)		(0.35)	(0.29)

Net asset value, end of period	$20.55	$19.85	$22.59	$22.83		$21.67	$19.46

Total return[d]	4.14%	(2.42)%	3.18%	7.44%		13.24%	1.79%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.73%	0.86%	0.75%	0.75%		0.74%	0.80%

Expenses net of waiver and payments by affiliates	0.73% [f,g]	0.86% [f,g]	0.75% [f,g]	0.75%	[g]	0.74% [g]	0.79%

Net investment income	2.67%	1.97%	1.29%	2.46%	[c]	1.66%	1.68%

Supplemental data

Net assets, end of period (000’s)	$71,296	$71,000	$50,521	$22,346		$17,644	$12,402

Portfolio turnover rate	8.29%	19.84%	39.66%	24.21%		24.12%	17.04%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.11 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.96%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN REAL ESTATE SECURITIES TRUST

Statement of Investments, October 31, 2018 (unaudited)

Franklin Real Estate Securities Fund

	Shares	Value
Common Stocks 99.2%
Diversified REITs 1.2%
VEREIT Inc.	320,700	$2,350,731
Washington REIT	106,400	2,965,368

		5,316,099

Health Care REITs 10.0%
HCP Inc.	351,854	9,693,578
Physicians Realty Trust	241,200	3,999,096
Ventas Inc.	241,429	14,012,539
Welltower Inc.	240,058	15,860,632

		43,565,845

Homebuilding 0.4%

Lennar Corp., A	42,400	1,822,352

Hotel & Resort REITs 7.5%
Host Hotels & Resorts Inc.	768,620	14,688,328
MGM Growth Properties LLC, A	172,700	4,885,683
Ryman Hospitality Properties Inc.	83,600	6,486,524
Sunstone Hotel Investors Inc.	456,134	6,600,259

		32,660,794

Hotels, Resorts & Cruise Lines 1.0%

Hilton Worldwide Holdings Inc.	64,236	4,571,676

Industrial REITs 10.7%
First Industrial Realty Trust Inc.	335,700	10,305,990
Prologis Inc.	418,381	26,973,023
Rexford Industrial Realty Inc.	308,700	9,776,529

		47,055,542

Office REITs 15.4%
Alexandria Real Estate Equities Inc.	115,984	14,176,724
Boston Properties Inc.	109,332	13,202,932
Brandywine Realty Trust	381,100	5,358,266
Cousins Properties Inc.	695,600	5,780,436
Highwoods Properties Inc.	125,866	5,366,926
Kilroy Realty Corp.	146,430	10,086,099
SL Green Realty Corp.	92,559	8,446,934
Vornado Realty Trust	73,870	5,029,070

		67,447,387

Real Estate Development 1.5%

[a] Howard Hughes Corp.	58,610	6,536,187

Residential REITs 17.8%
American Homes 4 Rent, A	242,800	5,115,796
AvalonBay Communities Inc.	100,620	17,646,736
Camden Property Trust	137,100	12,376,017
Equity Lifestyle Properties Inc.	137,002	12,972,720
Equity Residential	327,167	21,252,768
Essex Property Trust Inc.	22,063	5,532,959
Mid-America Apartment Communities Inc.	31,500	3,077,865

		77,974,861

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FRANKLIN REAL ESTATE SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Real Estate Securities Fund (continued)

	Shares	Value
Common Stocks (continued)
Retail REITs 19.7%
Agree Realty Corp.	86,700	$4,965,309
Brixmor Property Group Inc.	364,500	5,904,900
The Macerich Co.	44,400	2,291,928
Realty Income Corp.	214,124	12,905,254
Regency Centers Corp.	157,081	9,952,652
Retail Properties of America Inc., A	428,100	5,252,787
Simon Property Group Inc.	198,495	36,427,802
Taubman Centers Inc.	55,200	3,036,552
Weingarten Realty Investors	195,660	5,501,959

		86,239,143

Specialized REITs 14.0%
American Tower Corp.	29,900	4,658,719
Coresite Realty Corp.	78,731	7,389,692
CubeSmart	196,347	5,690,136
CyrusOne Inc.	93,800	4,992,974
Digital Realty Trust Inc.	137,827	14,232,016
Extra Space Storage Inc.	88,000	7,925,280
Iron Mountain Inc.	63,900	1,955,979
Public Storage	59,388	12,202,452
Weyerhaeuser Co.	77,700	2,069,151

		61,116,399

Total Common Stocks (Cost $273,879,124)		434,306,285

Short Term Investments (Cost $2,039,400) 0.4%

Money Market Funds 0.4%
[b,c] Institutional Fiduciary Trust Money Market Portfolio, 1.83%	2,039,400	2,039,400

Total Investments (Cost $275,918,524) 99.6%		436,345,685
Other Assets, less Liabilities 0.4%		1,609,628

Net Assets 100.0%		$437,955,313

See Abbreviations on page 25.

aNon-income producing.

bSee Note 3(f) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

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FRANKLIN REAL ESTATE SECURITIES TRUST

Financial Statements

Statement of Assets and Liabilities

October 31, 2018 (unaudited)

Franklin Real Estate Securities Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$273,879,124
Cost - Non-controlled affiliates (Note 3f)	2,039,400

Value - Unaffiliated issuers	$434,306,285
Value - Non-controlled affiliates (Note 3f)	2,039,400
Receivables:
Investment securities sold	3,391,426
Capital shares sold	183,582
Dividends	68,342
European Union tax reclaims	42,528
Other assets	229

Total assets	440,031,792

Liabilities:
Payables:
Investment securities purchased	1,161,718
Capital shares redeemed	420,377
Management fees	188,995
Distribution fees	109,472
Transfer agent fees	129,329
Accrued expenses and other liabilities	66,588

Total liabilities	2,076,479

Net assets, at value	$437,955,313

Net assets consist of:
Paid-in capital	$285,350,758
Total distributable earnings (loss)	152,604,555

Net assets, at value	$437,955,313

Class A:
Net assets, at value	$323,216,381

Shares outstanding	15,888,550

Net asset value per share[a]	$20.34

Maximum offering price per share (net asset value per share ÷ 94.50%)	$21.52

Class C:
Net assets, at value	$ 39,780,148

Shares outstanding	2,047,840

Net asset value and maximum offering price per share[a]	$19.43

Class R6:
Net assets, at value	$ 3,662,742

Shares outstanding	178,017

Net asset value and maximum offering price per share	$20.58

Advisor Class:
Net assets, at value	$ 71,296,042

Shares outstanding	3,469,313

Net asset value and maximum offering price per share	$20.55

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN REAL ESTATE SECURITIES TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended October 31, 2018 (unaudited)

Franklin Real Estate Securities Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$7,986,502
Non-controlled affiliates (Note 3f)	18,606

Total investment income	8,005,108

Expenses:
Management fees (Note 3a)	1,186,053
Distribution fees: (Note 3c)
Class A	413,082
Class C	302,988
Transfer agent fees: (Note 3e)
Class A	302,827
Class C	55,541
Class R6	4,742
Advisor Class	67,692
Custodian fees (Note 4)	1,588
Reports to shareholders	27,653
Registration and filing fees	46,147
Professional fees	22,264
Trustees’ fees and expenses	13,414
Other	6,615

Total expenses	2,450,606

Expense reductions (Note 4)	(460)

Expenses waived/paid by affiliates (Note 3f and 3g)	(8,434)

Net expenses	2,441,712

Net investment income	5,563,396

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	4,570,631
Foreign currency transactions	(5,393)

Net realized gain (loss)	4,565,238

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	9,072,914
Translation of other assets and liabilities denominated in foreign currencies	976

Net change in unrealized appreciation (depreciation)	9,073,890

Net realized and unrealized gain (loss)	13,639,128

Net increase (decrease) in net assets resulting from operations	$19,202,524

*Foreign taxes withheld on dividends	$8,177

franklintempleton.com	The accompanying notes are an integral part of these financial statements.	| Semiannual Report	17

FRANKLIN REAL ESTATE SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Real Estate Securities Fund

	Six Months Ended October 31, 2018 (unaudited)	Year Ended April 30, 2018
Increase (decrease) in net assets:
Operations:
Net investment income	$5,563,396	$6,629,994
Net realized gain (loss)	4,565,238	25,098,785
Net change in unrealized appreciation (depreciation)	9,073,890	(41,541,064)

Net increase (decrease) in net assets resulting from operations	19,202,524	(9,812,285)

Distributions to shareholders: (Note 1c)
Class A	(1,345,230)	(31,202,672)
Class C	(89,564)	(6,216,706)
Class R6	(25,913)	(371,650)
Advisor Class	(442,546)	(3,368,214)

Total distributions to shareholders	(1,903,253)	(41,159,242)

Capital share transactions: (Note 2)
Class A	(16,203,437)	31,999,748
Class C	(24,358,989)	(2,737,100)
Class R6	(265,965)	1,851,328
Advisor Class	(2,262,233)	24,423,054

Total capital share transactions	(43,090,624)	55,537,030

Net increase (decrease) in net assets	(25,791,353)	4,565,503
Net assets:
Beginning of period	463,746,666	459,181,163

End of period (Note 1c)	$437,955,313	$463,746,666

18	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN REAL ESTATE SECURITIES TRUST

Notes to Financial Statements (unaudited)

Franklin Real Estate Securities Fund

1. Organization and Significant Accounting Policies

Franklin Real Estate Securities Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of one fund, Franklin Real Estate Securities Fund (Fund) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers four classes of shares: Class A, Class C, Class R6, and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of October 31, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

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FRANKLIN REAL ESTATE SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Real Estate Securities Fund (continued)

1. Organization and Significant Accounting Policies (continued)

b. Income and Deferred Taxes (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains. For U.S. Real Estate Investment Trust (REIT) securities, the Fund records ROC estimates, if any, on the ex-dividend date and are adjusted once actual tax designations are known.

d. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items on the Statements of Changes in Net Assets. Such disclosure changes are included in the Statements of Changes in Net Assets, therefore prior period amounts are presented below.

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FRANKLIN REAL ESTATE SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Real Estate Securities Fund (continued)

For the year ended April 30, 2018, distributions to shareholders were as follows:

Distributions from net investment income:

Class A	$(5,096,570)
Class C	(746,031)
Class R6	(65,584)
Advisor Class	(601,479)
Distributions from net realized gains:
Class A	(26,106,102)
Class C	(5,470,675)
Class R6	(306,066)
Advisor Class	(2,766,735)

For the year ended April 30, 2018, undistributed net investment income included in net assets was $178,298.

2. Shares of Beneficial Interest

At October 31, 2018, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	October 31, 2018		April 30, 2018
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold[a]	1,284,171	$26,251,531	1,167,951	$36,468,248
Shares issued in reinvestment of distributions	60,308	1,290,450	1,411,660	30,063,174
Shares issued on reorganization	—	—	3,403,143	55,821,593
Shares redeemed	(2,114,133)	(43,745,418)	(4,217,066)	(90,353,267)

Net increase (decrease)	(769,654)	$(16,203,437)	1,765,688	$31,999,748

Class C Shares:
Shares sold	151,330	$2,979,314	200,892	$6,169,649
Shares issued in reinvestment of distributions	4,280	87,791	300,854	6,131,970
Shares issued on reorganization	—	—	620,962	9,736,747
Shares redeemed[a]	(1,403,267)	(27,426,094)	(1,195,640)	(24,775,466)

Net increase (decrease)	(1,247,657)	$(24,358,989)	(72,932)	$(2,737,100)

Class R6 Shares:
Shares sold	30,047	$634,605	159,221	$3,520,551
Shares issued in reinvestment of distributions	1,206	25,913	17,280	371,650
Shares issued on reorganization	—	—	1,294	21,474
Shares redeemed	(44,187)	(926,483)	(93,987)	(2,062,347)

Net increase (decrease)	(12,934)	$(265,965)	83,808	$1,851,328

Advisor Class Shares:
Shares sold	434,937	$9,094,176	597,550	$21,705,441
Shares issued in reinvestment of distributions	13,556	290,779	147,792	3,181,528
Shares issued on reorganization	—	—	2,472,800	40,993,171
Shares redeemed	(556,594)	(11,647,188)	(1,876,860)	(41,457,086)

Net increase (decrease)	(108,101)	$(2,262,233)	1,341,282	$24,423,054

aMay include a portion of Class C shares that were automatically converted to Class A.

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FRANKLIN REAL ESTATE SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Real Estate Securities Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the period ended October 31, 2018, the annualized gross effective investment management fee rate was 0.504% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with FT Institutional, FT Services provides administrative services to the Fund. The fee is paid by FT Institutional based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%

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FRANKLIN REAL ESTATE SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Real Estate Securities Fund (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$13,657
CDSC retained	$1,617

Effective September 10, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. Further details are disclosed in the Fund’s Prospectus.

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6 reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended October 31, 2018, the Fund paid transfer agent fees of $430,802, of which $215,960 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended October 31, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.83%	893,053	48,387,202	(47,240,855)	2,039,400	$2,039,400	$18,606	$ —	$ —

g. Waiver and Expense Reimbursements

Investor Services has contractual agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until August 31, 2019.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended October 31, 2018, the custodian fees were reduced as noted in the Statement of Operations.

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FRANKLIN REAL ESTATE SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Real Estate Securities Fund (continued)

5. Income Taxes

At October 31, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$301,876,320

Unrealized appreciation	$168,145,391
Unrealized depreciation	(33,676,026)
Net unrealized appreciation (depreciation)	$134,469,365

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2018, aggregated $38,433,069 and $81,118,944, respectively.

7. Concentration of Risk

The Fund invests a large percentage of its total assets in REIT securities. Such concentration may subject the Fund to special risks associated with real estate securities. These securities may be more sensitive to economic or regulatory developments due to a variety of factors such as local, regional, national and global economic conditions, interest rates and tax considerations.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended October 31, 2018, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

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FRANKLIN REAL ESTATE SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Real Estate Securities Fund (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At October 31, 2018, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statements of Investments.

10. New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurements. The amendments in the ASU modify the disclosure requirements on fair value measurements in Topic 820. The ASU is effective for interim and annual reporting periods beginning after December 15, 2019. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio
REIT Real Estate Investment Trust

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FRANKLIN REAL ESTATE SECURITIES TRUST

FRANKLIN REAL ESTATE SECURITIES FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter

Franklin Real Estate Securities Fund

Investment Manager

Franklin Templeton Institutional, LLC

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	192 S 12/18

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN REAL ESTATE SECURITIES TRUST

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration
Date	December 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration
Date	December 27, 2018

By	GASTON GARDEY
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer
Date	December 27, 2018